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                                          Transamerica Classic Variable Annuity
                                                               Issued by
                                Transamerica Life Insurance Company of New York
                                                   Separate Account VA-6NY

                                                Supplement Dated May 26, 1999

                                       To

                          Prospectus Dated May 1, 1999


The following information supplements the prospectus. You should read it together with the prospectus.

1. The first paragraph of the Allocation of Premiums section on Page 19 is changed to read:

       You specify how premiums will be allocated under the policy. You may allocate premiums among one or more of the variable sub-accounts and the fixed account as long as the portions are whole number percentages. We may waive this minimum allocation amount under certain options and circumstances.

2. Item 3 in the Eligibility Requirements for Dollar Cost Averaging section on Page 21 is changed to read:

       3.  The  minimum   amount  you  can  transfer  into  any  other  variable
sub-account is $250.